SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2002


                             3D SYSTEMS CORPORATION
               (Exact Name of Registrant as Specified in Charter)


          Delaware                     0-22250                  95-4431352
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)               File Number)           Identification No.)


                                26081 Avenue Hall
                           Valencia, California 91355
                    (Address of Principal Executive Offices)


                                 (661) 295-5600
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

     Reference is made to the press release of Registrant, issued on April 17, 2002, which contains information meeting the requirements of this Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements.  None.

         (b)      Pro Forma Financial Information.  None.

         (c)      Exhibits.

                  Exhibit 99.1 Press Release dated April 17, 2002.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 19, 2002                       3D Systems Corporation


                                        /S/ E. JAMES SELZER
                                     ------------------------------------------
                                     By:      E. James Selzer
                                     Its:     Senior Vice President
                                              Global Finance and Administration
                                              Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBITS

99.1 Press Release dated April 17, 2002, announcing 2002 first quarter results.